Exhibit 10.4

FIRST AMENDMENT TO GUARANTY AGREEMENT

This FIRST AMENDMENT TO GUARANTY AGREEMENT (“Amendment”) is entered into to be effective as of                                   , 2008, by and between Behringer Harvard Short-Term Opportunity Fund I LP, a Texas limited partnership (“Guarantor”), as guarantor, and Credit Union Liquidity Services, LLC, a Texas limited liability company (formerly known as Texans Commercial Capital, LLC, a Texas limited liability company) (“Lender”), as lender.

RECITALS

A.            Behringer Harvard Mountain Village, LLC, a Colorado limited liability company (“Borrower”), and Lender have executed that certain Construction Loan Agreement dated as of September 29, 2006 (“Loan Agreement”) with respect to a loan in the original principal amount of Thirty-one Million Six Hundred Fifty Thousand and No/100 Dollars ($31,650,000) (the “Loan”).  The Loan is evidenced by a Note (“Note”) from Borrower to Lender, dated as of September 29, 2006, in the amount of the Loan.  The Note and Loan are secured by a Deed of Trust, Security Agreement, Financing Statement, and Assignment of Rental dated of even date with the Note (the “Security Instrument”) encumbering the Mortgaged Property described in the Security Instrument.  (The Note, the Loan Agreement, the Security Instrument, and all other documents that evidence and secure the Loan collectively are referred to as the “Loan Documents”.)  Guarantor guaranteed the payment of certain amounts under the Loan Documents under the terms of a Guaranty Agreement dated as of September 29, 2006 (the “Guaranty”).

B.            Borrower and Lender have agreed to enter into a First Modification Agreement to modify certain terms and conditions of the Loan (the “Modification”).

C.            As a condition of agreeing to the Modification, Lender requires that the Guarantor execute this Amendment.

NOW, THEREFORE, in order to induce Lender to execute the Modification, and in consideration thereof, Guarantor agrees as follows:

1.             Reaffirmation.  Guarantor hereby (a) ratifies and reaffirms the terms and conditions of the Guaranty; (b) acknowledges that the Guaranty remains in full force and effect without any exoneration; (c) agrees that the Loan Documents, as the same may be modified in connection with the Modification, will continue to be guaranteed by the Guarantor as and to the full extent provided in the Guaranty; (d) acknowledges that there are no (or irrevocably waives any) claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by the Guaranty; and (e) certifies that the representations and warranties contained in the Guaranty are true and correct representations and warranties of Guarantor, and hereby remakes to Lender such representations and warranties as of the date hereof.

2.             Liquidity Requirement.  From and after the first Advance (as that term is defined in the Loan Agreement) by Lender on or subsequent to the date hereof (“Liquidity Requirement Date”), Guarantor shall at all times maintain unencumbered cash and/or marketable securities in an amount of not less than Four Million and No/100 Dollars ($4,000,000) (the “Liquidity Requirement”) in the form of (i) cash on hand or on deposit in commercial banks operating in the United States, (ii) readily marketable securities issued by the United States, (iii) readily marketable commercial paper rated A-1 by Standard & Poor’s corporation (or a similar rating by any similar organization that rates commercial paper), (iv) certificates of deposit issued by commercial banks operating in the United States with maturities of one (1) year or less, and (v) publicly traded stocks and bonds.

3.             Liquidity Account Statements.  From and after the Liquidity Requirement Date, Guarantor shall, within forty-five (45) days after the end of each Quarterly Period (as that term is defined in the Loan Agreement), deliver to Lender statements evidencing, in a manner reasonably satisfactory to Lender, that Guarantor is in compliance with the Liquidity Requirement.

4.             Liability.  The provisions of Section 24 of the Guaranty are hereby specifically confirmed and shall remain in full force and effect.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, Guarantor and Lender have signed and delivered this Amendment under seal or have caused this Amendment to be signed and delivered under seal by its duly authorized representative.

GUARANTOR:

BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP,
a Texas limited partnership
By:	Behringer Harvard Advisors II LP,
a Texas limited partnership,
its general partner

	By:	Harvard Property Trust, LLC,
a Delaware limited liability company,
its general partner

By:
Name: Gerald J. Reihsen, III
Title: Secretary

STATE OF	)
) ss.
CITY/COUNTY OF	)

On this        day of                                2008, before me, the undersigned Notary Public in and for the State of Texas, personally appeared Gerald J. Reihsen, III to me personally known, who being by me duly sworn did say that he is the Secretary of Harvard Property Trust, LLC, the general partner of the general partner of Behringer Harvard Short-Term Opportunity Fund I LP, a Texas limited partnership, executing the foregoing instrument, that the instrument was signed on behalf of the limited partnership by authority of the limited partnership; and said Gerald J. Reihsen, III acknowledged the execution of the instrument to be the voluntary act and deed of the limited partnership.

Witness my hand and official seal.

Notary Public

My commission expires:

LENDER:
CREDIT UNION LIQUIDITY SERVICES, LLC, a Texas limited liability company (formerly known as Texans Commercial Capital)

By:
Name: Bill Henderson
Title: Treasurer of the Board of Managers

STATE OF TEXAS	§
§
COUNTY OF	§

On this            day of                                2008, before me, the undersigned Notary Public in and for the State of                         , personally appeared Bill Henderson to me personally known who being by me duly sworn did say that he is the Treasurer of the Board of Managers of Credit Union Liquidity Services, LLC, a Texas limited liability company, executing the foregoing instrument, that the instrument was signed on behalf of the limited liability company by authority of the limited liability company; and said Bill Henderson acknowledged the execution of the instrument to be the voluntary act and deed of the limited liability company.

Witness my hand and official seal.

Notary Public

My commission expires: